UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 17, 2012

Precision Aerospace Components, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30185	20-4763096
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2200 Arthur Kill Road

Staten Island, NY 10309-1202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (718) 356-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 - Other Events

Item 8.01 Other Events.

The registrant is issuing a press release, the form of which is attached as an Exhibit to this filing, describing the successful use of the Tiger-Tight friction washer technology by Spacex in the recent mission by its Dragon spacecraft which successfully rendezvoused and returned from the international space station. The Tiger – Tight friction washer, is distributed by Tiger-Tight Corp., a wholly owned subsidiary of Precision Aerospace Components, Inc.

Section 901 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit	Description
Number
99.1	Press Release dated July 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Aerospace Components, Inc.

Date: July 17, 2012	By: /s/ Andrew S. Prince
Andrew S. Prince
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 17, 2012

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